SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [xx]
Filed by a Party other than the Registrant [__]

Check the appropriate box:

[  ] Preliminary Proxy Statement           [__] Confidential,
     for Use of the                             Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[XX] Definitive Proxy Statement
[__] Definitive Additional Materials
[__] Soliciting Material Pursuant to
     Rule 14a-12

                          AMERICAN ECOLOGY CORPORATION
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)

          -----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[XX] No fee required

[__] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------

     5)   Total fee paid:
          ----------------------------------------------------------------------

[__] Fee paid previously with preliminary materials.
[__] Check  box  if  any  part  of  the  fee  is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------

     3)   Filing Party:
          ----------------------------------------------------------------------

     4)   Date Filed:
          ----------------------------------------------------------------------

[GRAPHIC OMITED]
  AE                         AMERICAN ECOLOGY CORPORATION           ECOL
                              300 E. MALLARD, SUITE 300             NASDAQ
                                 BOISE, IDAHO  83706                LISTED
                                     208-331-8400


                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME             1:00 p.m. Mountain Standard Time on Wednesday, May 25, 2005

PLACE            Boise Center on the Grove
                 The Waters Rooms
                 850 West Front Street
                 Boise, ID  83702

PROPOSALS        (1) To elect eight directors of the Board of Directors to serve a one year term.
                 (2) To  ratify the selection of Moss Adams LLP as the Company's independent  auditors  for  the  Company's  fiscal  year ending
                 December 31, 2005.
                 (3) To  approve the new 2005 Non-Employee Director Compensation
                 Plan as described herein.
                 (4) To  transact other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE      You  are  entitled  to  vote  if  you were a stockholder at the close  of  business  on  March 28, 2005. A list of shareholders will  be  available  for  inspection for a  period  of  10 days prior  to  the  meeting  at  the  Company's  principal  office identified  above  and  will  also  be available for inspection at the annual meeting of stockholders.

VOTING BY PROXY  Please  submit  a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card.

                 BY ORDER OF THE BOARD OF DIRECTORS


                 ROTCHFORD L. BARKER
                 Chairman of the Board of Directors
Boise, Idaho
March 28, 2005

All Stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (postage is prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting and revoke your proxy.

PLEASE  NOTE,  HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK
--------------------------------------------------------------------------------
OR  OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU WILL NOT BE PERMITTED
--------------------------------------------------------------------------------
TO  VOTE IN PERSON AT THE MEETING UNLESS YOU FIRST OBTAIN A PROXY ISSUED IN YOUR
--------------------------------------------------------------------------------
NAME  FROM  THE  RECORD  HOLDER.
--------------------------------

President and Chief Executive Officer Stephen A. Romano will lead a tour of the Company's Grand View, Idaho waste treatment and disposal facility and nearby rail transfer station from 7:30 a.m. to 11:30 a.m. on May 25, 2005 prior to the annual shareholders meeting. Shareholders wishing to participate are asked to register in advance by contacting Chad Hyslop at (208) 331-8400 or chyslop@americanecology.com by close of business May 13, 2005. Participants will
---------------------------
meet at the Company's corporate offices at 300 E. Mallard Drive, Suite 300, in Boise at 7:15 a.m. on May 25 and travel as a group in Company-provided vehicles. Directions to the Company's office are available from Mr. Hyslop.

                          AMERICAN ECOLOGY CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 25, 2005

                                 PROXY STATEMENT
                            __________________________

This Proxy Statement relates to the Annual Meeting of Stockholders of American Ecology Corporation, (the "Company"), a Delaware corporation, to be held on May 25, 2005, at 1:00 p.m., at the Boise Center on the Grove in the Waters Rooms, 850 West Front Street., Boise, Idaho 83702, including any adjournments or postponements thereof (the "Meeting"). This Proxy Statement, the accompanying proxy card and the Company's Annual Report are first being mailed to stockholders of the Company on or about April 12, 2005. THESE MATERIALS ARE FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE COMPANY OF PROXIES FROM THE HOLDERS OF THE COMPANY'S COMMON STOCK, PAR VALUE $.01 PER SHARE ("COMMON STOCK"), FOR USE AT THE MEETING.

The principal solicitation of proxies is being made by mail; however, additional solicitation may be made by telephone, facsimile or personal visits by directors, officers and regular employees of the Company and its subsidiaries, who will not receive additional compensation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding soliciting material.

All shares represented by duly executed proxies in the accompanying form received prior to the Meeting will be voted in the manner specified therein. Any stockholder granting a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Any stockholder present at the Meeting who expresses a desire to vote their shares in person may also revoke their proxy. As to any matter for which no choice has been specified in a duly executed proxy, the shares represented thereby will be voted FOR each proposal listed herein and in the discretion of the persons named in the proxy in any other business that may properly come before the Meeting.

STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2004 is being furnished with this Proxy Statement to stockholders of record as of March 28, 2005. The Annual Report to Stockholders does not constitute a part of the proxy solicitation material except as otherwise provided by the rules of the Securities and Exchange Commission, or as expressly provided for herein.

                      OUTSTANDING SHARES AND VOTING RIGHTS
                      ------------------------------------

The Board of Directors of the Company fixed March 28, 2005 as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. On the Record Date, there were 17,441,294 shares of common stock issued, outstanding and entitled to vote. The Company has no other voting securities outstanding. Each stockholder of record is entitled to one vote per share held on all matters submitted to a vote of stockholders, except that in electing directors, each stockholder is entitled to cumulate his or her votes and give any one candidate an aggregate number of votes equal to the number of directors to be elected (eight) multiplied by the number of his or her shares, or to distribute such aggregate number of votes among as many candidates as he or she chooses. For a stockholder to exercise cumulative voting rights, the stockholder must give notice of his or her intention to cumulatively vote prior to the Meeting, or at the Meeting in person, prior to voting. If any stockholder has given such notice, all stockholders may cumulatively vote. The holders of proxies will have authority to cumulatively vote and allocate such votes in their discretion to one or more of the director nominees. The holders of the proxies solicited hereby do not, at this time, intend to cumulatively vote the shares they represent, unless a stockholder indicates his intent to do so, in which instance the proxy holders intend to cumulatively vote all the shares they hold by proxy in favor of the director nominees identified herein.

The holders of a majority of the outstanding shares of common stock on the Record Date present at the Meeting in person or by proxy will constitute a quorum for the transaction of business at the Meeting. An affirmative vote of a majority of the shares present and voting at the Meeting is required for approval of all matters. Abstentions and broker non-votes are each included in the determination of the number of shares present. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, and thus, have the effect of voting against a proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

DIRECTORS.

At the Meeting, eight directors are to be elected to hold office until the next Annual Meeting of Stockholders or until the election and qualification of their respective successor. It is the intention of the persons named in the proxy to vote the proxies that are not marked to the contrary for the election as directors of the persons named below as nominees. If any such nominee refuses or is unable to serve as a director, the persons named as proxies may in their discretion vote for any or all other persons who may be nominated. The eight nominees receiving the greatest number of votes cast will be elected directors if each nominee receives at least a majority of the votes cast.

David B. Anderson and Stephen M. Schutt are not standing for re-election to the Board of Directors.

Director nominees standing for election to serve until the Annual Meeting in 2006 are:

NAME                 AGE  POSITION WITH COMPANY                 RESIDENCE         DIRECTOR SINCE
----                 ---  ---------------------                 ---------         --------------
Rotchford L. Barker   68  Independent Director                  Cody, WY          1996
Roy C. Eliff          69  Independent Director                  Houston, TX       2002
Edward F. Heil        60  Independent Director                  Miami Beach, FL   1994
Kenneth C. Leung      60  Independent Director                  Brooklyn, NY      2005
Richard Riazzi        50  Independent Director                  Boise, ID         2004
Stephen A. Romano     50  Chief Executive Officer and Director  Boise, ID         2002
Jimmy D. Ross         68  Independent Director                  Alexandria, VA    2004
Richard T. Swope      62  Nominee for Independent Director      Washington, D.C.  Initial nomination

ROTCHFORD L. BARKER
-------------------

Mr. Barker originally joined the Board of Directors in 1996. Mr. Barker did not stand for re-election to the Board at its May 2002 annual meeting, but was asked to return to the Board to fill a vacancy created by a director who resigned in July of 2002. Mr. Barker is an independent businessperson and commodity trader. Mr. Barker has been a member of the Chicago Board of Trade for more than thirty years and has served on the board of directors of the exchange. Mr. Barker is also a director of Idacorp, a public energy services holding company that owns Idaho Power Company.

ROY C. ELIFF
------------

Mr. Eliff joined the Board of Directors in 2002. Mr. Eliff is a consultant to solid waste and environmental companies in the area of acquisitions and mergers. Mr. Eliff has served as an officer, director, or Chief Financial Officer of publicly held companies, including 20 years as Vice President of Corporate Development/Acquisition for Browning Ferris Industries.

EDWARD F. HEIL
--------------

Mr. Heil joined the Board of Directors in 1994. Mr. Heil is a land developer and private investor, and has owned and operated one of the largest solid waste landfills in the midwestern United States. Mr. Heil has more than 40 years experience in the construction and waste service industries.

KENNETH  C.  LEUNG
------------------

Mr.  Leung  joined  the  Board  of  Directors  in February, 2005. Mr. Leung is a
Managing Director of investment banking at Sanders Morris Harris and is the Chief Investment Officer of the Environmental Opportunities Fund, Ltd. Additionally, Mr. Leung is the Editor of Environmental Review. Previously, Mr. Leung was associated with Smith Barney for 17 years, and before that with F. Eberstadt & Company, Inc., Chemical Bank and Chase Manhattan Bank. Mr. Leung also serves on the boards of Synagro Technologies, Inc., and SystemOne Technologies, Inc.

RICHARD RIAZZI
--------------

Mr. Riazzi joined the Board of Directors in December, 2004. Mr. Riazzi was formerly an Executive Vice President for Idacorp, a public energy services holding company that owns Idaho Power Company.

STEPHEN  A.  ROMANO
-------------------

Mr. Romano joined the Board of Directors in 2002. Mr. Romano was appointed President and Chief Operating Officer in October, 2001 and Chief Executive Officer on March 15, 2002. Mr. Romano has served with the Company for more than 15 years in various positions of increasing responsibility. Prior to joining the Company, Mr Romano held positions with the U.S. Nuclear Regulatory Commission, the Wisconsin Department of Natural Resources, and EG&G Idaho, Inc.

JIMMY  D.  ROSS
---------------

General Jimmy Rossjoined the Board of Directors in 2004. General Ross was a U.S. Army military officer for 36 years and retired as a four-star General in 1994. General Ross' last active duty assignment was Commander of the United States Army Materiel Command. Following his military retirement, General Ross served aschief operating officer of the American Red Cross,reporting to the president, Mrs. Elizabeth Dole. General Ross is currently a consultant to Cypress International in Alexandria, VA and serves onthe Board of VSE Corporation.

RICHARD  T.  SWOPE
------------------

General Richard Swope has been nominated to serve on the Board of Directors. Mr. Swope was a U.S. Air Force Officer for 34 years and retired as a three-star General in 1998. Mr. Swope's last active duty assignment was Inspector General of the Air Force.

MEETINGS  OF  THE  BOARD  OF  DIRECTORS  AND  COMMITTEES.

During the year ended December 31, 2004, the Board of Directors held six meetings. Each of the directors attended at least 75% of the meetings of the Board and the Committees on which they served during the period for which they were a Board or Committee member. While encouraged, Director attendance at the Annual Meeting is not required. All Directors attended the 2004 Annual Meeting.

The standing Committees of the Board of Directors are the Corporate Governance, Audit, and Compensation Committees.

In  August  2004  the  Nominating  Committee  was  merged  into the newly formed
Nominating  and  Corporate  Governance  Committee  The  Nominating and Corporate
Governance  Committee  was  renamed
the Corporate Governance Committee in February 2005. The members of the Corporate Governance Committee are currently Messrs. Barker, Heil, and Ross. Mr. Ross is chairman. The Corporate Governance Committee fulfills the requirements of a nominating committee and searches for and recommends to the Board of Directors, qualified and experienced individuals to fill vacancies and any new director seats if the board is expanded, along with its responsibility for ensuring good corporate governance. The Corporate Governance Committee met twice in 2004 and once in 2005 to nominate the eight directors standing for election at the annual shareholders meeting in 2005. The Board of Directors unanimously approved the eight nominees standing for election.

The members of the Audit Committee are currently Messrs. Eliff, Anderson, Riazzi, Leung and Schutt. Mr. Eliff is chairman. The Audit Committee reviews the proposed plan and scope of the Company's annual audit as well as the results when it is completed. The Committee reviews and approves the services provided by the Company's independent auditors and their fees. The Committee meets with the Company's financial officers to assure the adequacy of the Company's accounting principles, financial controls and policies. The Committee is also charged with reviewing transactions that may present a conflict of interest on the part of management or directors. The Audit Committee meets at least quarterly to review the financial results, discuss the financial statements and make recommendations to the Board. Other items of discussion include the independent auditors' recommendations for internal controls, adequacy of staff, and management's performance concerning audit and financial controls. The Audit Committee met seven times in 2004.

The members of the Compensation Committee are currently Messrs. Barker, Heil and Ross. Mr. Barker is chairman. The Compensation Committee makes recommendations concerning salaries and incentive compensation, administers and approves stock options under the 1992 Employee and 1992 Directors stock option plans, addresses executive compensation and contract matters, and performs other functions as the Board may delegate. The Compensation Committee met three times in 2004.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION.

During 2004, no member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries, or had any other relationship requiring disclosure by the Company under Item 402 or 404 of Securities and Exchange Commission regulations. During 2004, no executive officer of the Company served as:

- a member of the Compensation Committee (or other board committee performing equivalent functions) of an unrelated entity, one of whose executive officers served on the Compensation Committee of the Company,
- a director of an unrelated entity, one of whose executive officers served on the Compensation Committee of the Company, or
- a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

DIRECTORS'  COMPENSATION.

Under the present shareholder approved plan, Directors who are not employees of the Company or its subsidiaries receive an annual fee of $16,000 payable quarterly, which at the director's discretion is payable in stock of the Company at its then market price or in cash. The Chairman of the Audit and Corporate Governance Committees receive an additional annual fee of $4,000 payable quarterly as well as $1,000 for each Audit or Corporate Governance Committee meeting chaired. Directors who are employees of the Company receive no additional compensation for their service as directors. Mr. Romano is the only director employed by the Company. All directors are reimbursed for their reasonable travel and other expenses involved in attendance at Board and committee meetings.

Each non-employee director is also granted a stock option to purchase 7,500 shares of the Company's common stock at the time of his or her initial election to the Board. Upon each re-election to the Board, he or she is granted a stock option to purchase 10,000 shares of the Company's common stock.

                                      EXECUTIVE OFFICERS
                                      ------------------


NAME AND PRINCIPAL POSITION                     AGE          CITY/STATE           OFFICER
---------------------------                     ---          ----------           -------
Stephen A. Romano                                50  Boise, Idaho                    1998
  President, Chief Executive Officer
  Chief Operating Officer
James R. Baumgardner                             42  Boise, Idaho                    1999
  Senior Vice President, Treasurer,
  Secretary, and Chief Financial Officer
Michael J. Gilberg                               36  Boise, Idaho                    2002
  Vice President and Controller
Steven D. Welling                                46  El Dorado Hills, California     2003
  Vice President, Sales and Marketing
John M. Cooper                                   50  Boise, Idaho                    2003
  Vice President and Chief Information Officer

STEPHEN A. ROMANO was appointed President and Chief Operating Officer in October 2001 and Chief Executive Officer on March 15, 2002. Mr. Romano joined the Board of Directors in May 2002. He has served with the Company for more than 15 years in various positions of increasing responsibility. Prior to joining the Company, Mr Romano held positions with the U.S. Nuclear Regulatory Commission,the Wisconsin Department of Natural Resources, and EG&G Idaho, Inc. Mr Romano holds a BA from the University of Massachusetts-Amherst and an MS from the University of Wisconsin-Madison.

JAMES R. BAUMGARDNER joined the Company in November 1999 as Senior Vice President and Chief Financial Officer. Mr. Baumgardner was appointed Treasurer and Secretary in October of 2001. From 1995 until joining the Company, he was the Corporate Treasurer of WaferTech and Symbios Logic, Inc., both large semiconductor manufacturing companies. From 1988 to 1995, Mr. Baumgardner was a commercial banker, holding positions with Silicon Valley Bank and First
Interstate  Bank.  Mr.  Baumgardner  holds  a  BS  and  MBA  from  Oregon  State
University.

MICHAEL J. GILBERG, CPA, joined the Company in February 2002 as Vice President and Controller. From 1997 until joining the Company, Mr. Gilberg was Vice President and Controller for T.J.T. Inc., a publicly-traded manufacturing company in Emmett, Idaho. Prior to joining T.J.T., he was employed at Deloitte & Touche in Boise, Idaho. Mr. Gilberg holds a BS from the University of Montana.

STEVEN D. WELLING joined the Company in February 2001 as part of the Envirosafe Services of Idaho (now US Ecology Idaho, Inc.) acquisition. He previously served as National Accounts Manager for Envirosource Technologies and Western Sales Manager for Envirosafe Services of Idaho. Prior to joining Envirosafe, Welling managed new market development and sales for a national bulk chemical transportation company. Mr. Welling holds a BS from California State University-Stanislaus

JOHN M. COOPER joined the Company in July 2002 and is Vice President and Chief Information Officer. Previously, he served as Vice President, Information Systems for BMC West Corporation, and was Director of Business Development for the High Tech Industry at Oracle Corporation. Mr. Cooper brings more than 20 years of computer industry knowledge and experience to the Company and is responsible for all information technology and telecommunications. Mr. Cooper holds a BS in Physics from Utah State University.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE.

Section 16 of the Securities Exchange Act of 1934 ("Section 16") requires that reports of beneficial ownership of common stock and preferred stock and changes in such ownership be filed with the Securities and Exchange Commission by
Section 16 "reporting persons" including directors, certain officers, holders of more than 10% of the outstanding common stock or preferred stock, and certain trusts of which reporting persons are trustees. The Company is required to disclose in this proxy statement each reporting person whom it knows has failed to file any required reports under Section 16 on a timely basis. Based solely upon a review of copies of Section 16 reports furnished to the Company and written statements confirming that no other reports were required, to the Company's knowledge, all Section 16 reporting requirements applicable to known reporting persons were made timely throughout the year except for the following filing:

DIRECTOR OR OFFICER         FORM FILED   FILING DATE    REQUIRED DATE
-------------------         ----------  ------------    -------------
Rotchford L. Barker         Form 4      March 25, 2004  July 10, 2000
Kenneth C. Leung, Director  Form 3      March 1, 2005   February 28, 2005

CORPORATE  GOVERNANCE  RESPONSIBILITY

The Board of Directors is ultimately responsible for the Company's corporate governance. Good corporate governance ensures that the Company complies with federal securities laws and regulations, including those promulgated under the Sarbanes-Oxley Act of 2002. Since 2002, the Company has adopted a new Audit Committee Charter, adopted a Nominating Committee Charter and merged the Nominating Committee into the newly formed Nominating and Corporate Governance Committee which was subsequently renamed the Corporate Governance Committee, as well as adopted additional policies and procedures as needed to further ensure good corporate governance. On February 24, 2005 the Board of Directors adopted a new charter for the Corporate Governance Committee.

The Board of Directors has adopted Codes of Ethics for the Chief Executive and Senior Financial Officers as well as a Code of Ethics for Directors ("Codes of Ethics") which are posted on the Company's website at www.americanecology.com.
                                                        -----------------------
There have not been any waivers or changes to the Code of Ethics. Any future waivers or changes would be disclosed next to the Code of Ethics on this website.

                             EXECUTIVE COMPENSATION
                             -----------------------

The following table shows, for each of the three years ended, compensation awarded or paid to, or earned by the Company's Chief Executive Officer and its other four most highly compensated management employees at December 31, 2004 and the prior two years in all capacities.

                                                                  Long-Term
Summary  Compensation  Table          Annual Compensation(1)     Compensation     All  Other
Name and Principal Position           Year   Salary    Bonus    Grant  Options  Compensation(2)
---------------------------           ----  --------  --------  -----  -------  ---------------
Stephen A. Romano                     2004  $228,269  $    -0-    -0-      -0-  $         6,765
  President, Chief Executive,         2003  $204,278  $ 66,825    -0-  370,110  $         5,693
  and Chief Operating Officer         2002  $171,160  $ 25,000    -0-      -0-  $         5,196

James R. Baumgardner                  2004  $177,831  $  5,000    -0-      -0-  $         6,033
  Senior Vice President, Treasurer,   2003  $172,785  $ 37,125    -0-  148,043  $         5,761
  Secretary, Chief Financial Officer  2002  $158,481  $ 25,000    -0-      -0-  $         4,586

Michael J. Gilberg                    2004  $107,946  $  3,000    -0-      -0-  $         3,661
  Vice President and Controller       2003  $104,876  $ 14,850    -0-   92,528  $         3,806
                                      2002  $ 84,704       -0-    -0-   10,000              -0-

Steven D. Welling                     2004  $124,538  $155,619    -0-      -0-  $         4,096
  Vice President of Sales and         2003  $110,001  $154,939    -0-      -0-  $         4,096
  Marketing                           2002  $110,000  $ 99,963    -0-   10,000  $         3,630

John M. Cooper                        2004  $106,966  $ 12,500    -0-      -0-  $         3,942
  Vice President and Chief            2003  $103,811  $ 19,380    -0-      -0-  $         3,834
  Information Officer                 2002  $ 47,594       -0-    -0-    7,500              -0-

The Company, on a discretionary basis, may grant options to its executive officers under the 1992 amended and restated employee stock option plan. As of December 31, 2004, options to purchase 575,208 shares were outstanding with 188,976 shares remaining available for grant. There were no stock options granted to the Company's executive officers during 2004.

The following table provides information concerning executive officers' stock options exercised in 2004 and those remaining outstanding at the end of 2004.

                        AGGREGATED OPTION EXERCISES IN 2004 AND YEAR-END VALUES

                        Shares               Number of Shares Underlying  Value of Unexercised In-the
                      Acquired on    Value        Unexercised Options        Money Options(3) at FYE
Name                   Exercise    Realized   Exercisable  Unexercisable   Exercisable   Unexercisable
--------------------  -----------  ---------  -----------  -------------  -------------  --------------
Stephen A. Romano          40,000  $ 268,600      185,055        185,055  $   1,396,866  $    1,396,866
James R. Baumgardner       86,373  $ 449,850       47,648         74,022  $     322,173  $      558,747
Michael J. Gilberg         26,000  $ 150,400       30,264         46,265  $     205,694  $      349,223
Steven D. Welling          10,000  $  72,900          -0-            -0-            -0-             -0-
John M. Cooper              7,500  $  21,600          -0-            -0-            -0-             -0-

_____________________________

(1) Includes dollar value base salary earned by the named executive officer during the fiscal year ending December 31, 2004 as permitted by rules established by the SEC.

(2) Includes the amount of the Company's matching contribution under the Company's 401(k) Savings Plan.

(3) A stock option is considered to be "in-the-money" if the price of the related stock is higher than the exercise price of the option. The closing market price of the Company's common stock was $11.97 per share on the NASDAQ National Market at the close of business on December 31, 2004.

                                  (a) NUMBER OF        (b) WEIGHTED-         (c) NUMBER OF SECURITIES
                                 SECURITIES TO BE    AVERAGE EXERCISE     REMAINING AVAILABLE FOR FUTURE
                               ISSUED UPON EXERCISE      PRICE OF             ISSUANCE UNDER EQUITY
                                  OF OUTSTANDING        OUTSTANDING       COMPENSATION PLANS (EXCLUDING
                                OPTIONS, WARRANTS    OPTIONS, WARRANTS  SECURITIES REFLECTED IN COLUMN (A)
      PLAN CATEGORY                AND RIGHTS           AND RIGHTS      ----------------------------------
      -------------                ----------           ----------
Equity compensation plans
approved by security holders                913,708               4.40                             499,676
Equity compensation plans not
approved by security holders                     --                 --                                  --
                               --------------------  -----------------  ----------------------------------
Total                                       913,708               4.40                             499,676

COMPENSATION  COMMITTEE  REPORT.

The Compensation Committee of the Board of Directors is composed of outside directors and is responsible for developing and making recommendations to the Board on the Company's executive compensation policies. The Committee also reviews and approves the Company's compensation and benefit plans and administers the 1992 Employee Stock Option Plan. The following report describes the basis on which the Compensation Committee made 2004 compensation determinations for executive officers of the Company.

The Board of Directors believes that executive compensation should reflect value created for stockholders in furtherance of the Company's strategic goals. The following objectives are among those utilized by the Compensation Committee:

     1. Executive compensation should be meaningfully related to long-term and short-term value created for stockholders.
     2. Executive compensation programs should support the long-term and short-term strategic goals and objectives of the Company.
     3. Executive compensation programs should reflect and promote the Company's overall value, business growth and reward individuals for outstanding contributions.
     4. Short and long term executive compensation are critical factors in attracting and retaining well-qualified executives.

Currently the Company has an executive compensation program based on three components: a base salary, bonus payments tied to Company performance, and a stock option program. The Compensation Committee regularly reviews the various components of the compensation program to ensure that they are consistent with the Company's objectives.

BASE SALARY -- The Compensation Committee, in determining the appropriate base salaries of its executive officers, generally considers the level of executive compensation in similar companies in the industry. The Compensation Committee also considers (i) the performance of the Company and contributing roles of the individual executive officers, (ii) the particular executive officer's specific experience and responsibilities, and (iii) the performance of each executive officer. The base salaries for 2003 were established by the Committee at levels believed to be competitive with amounts paid to executives of companies in the environmental industry with comparable qualifications, experience, responsibilities, and performance. On January 29, 2004 the Company's Board of Directors increased Mr.

Romano's annual base salary to $230,000 effective January 1, 2004. No base salary adjustment was made for executive officers in 2005. The Committee previously approved an employment contract for Mr. Romano providing for a minimum annual base salary of $205,000 and an expiration date of December 31, 2005.

ANNUAL INCENTIVES -- Effective January 1, 2003, the Committee recommended and the Board approved a Management Incentive Plan covering executive incentive compensation for Company performance through 2006. Based on the Company's financial performance in 2003, no cash bonuses were awarded to executives under the Company's Management Incentive Plan during 2004. Messrs. Cooper, Baumgardner and Gilberg, however, received discretionary cash bonuses of $7,500, $5,000 and $3,000, respectively for 2003 performance.

On March 1, 2005 the following bonus payments were awarded in accordance with the Company's Management Incentive Plan based upon 2004 financial performance:


     Executive             Bonus Payment
     --------------------  --------------

     Stephen A. Romano     $      494,505
     James R. Baumgardner  $      197,802
     Michael J. Gilberg    $      123,626


LONG-TERM INCENTIVES -- The stock option program is the Company's long-term incentive plan for executive officers and key employees. The objectives of the stock option program are to align executive officer compensation and shareholder return, and to enable executive officers to develop and maintain a significant, long-term stock ownership position in the Company's common stock. In addition, grants of stock options to executive officers and others are intended to retain and motivate executives to improve long-term corporate and common share performance. Stock options are generally granted at or greater than market value on the grant date, and will only have value if the Company's stock price increases above the grant price. In furtherance of these objectives, the Committee approved the grant of 758,724 options to certain executives and key employees during 2003 of which 152,670 vested during 2004.

This report is respectfully submitted by the Compensation Committee of the Board of Directors:

Rotchford  L.  Barker,  Committee  Chairman
Edward  F.  Heil
Jimmy  D.  Ross

AUDIT  COMMITTEE  REPORT

The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has also discussed with Moss Adams, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards 61. These include, among other items, matters related to the audit of the Company's financial statements.

The Audit Committee has received written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 relating to the auditor's independence from the Company and its related entities, and has discussed with the auditors the auditor's independence from the Company. The Audit Committee has considered whether the provision of services by the auditors, other than audit services and review of Forms 10-Q, is compatible with maintaining auditor independence.

Based on review and discussion of the Company's audited financial statements with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

While the Audit Committee has provided board-level oversight, advice and direction, management is responsible for the financial statements and internal controls. Also, it is the responsibility of the independent auditor, not the Audit Committee, to conduct the audit and opine on the conformity of the financial statements with accounting principles generally accepted in the United States.

The Board of Directors has determined that Mr. Eliff qualifies as a "Financial Expert".

This  report  is  respectfully  submitted by the Audit Committee of the Board of
Directors:

Roy  C.  Eliff,  Audit  Committee  Chairman
David  B.  Anderson
Richard  Riazzi
Stephen  M.  Schutt
Kenneth  Leung

AUDIT  COMMITTEE  CHARTER

The written charter for the Audit Committee is available on the Company's website at www.americanecology.com.

AUDIT  COMMITTEE  INDEPENDENCE

The Board of Directors has determined that Messrs. Eliff, Anderson, Riazzi, Leung and Schutt all meet the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers.

CORPORATE  GOVERNANCE  COMMITTEE  REPORT

The Corporate Governance Committee recommended the eight Directors who have consented to stand for election to the Board of Directors. During the nominating process, the Committee received input from multiple sources and evaluated a variety of subjective criteria prior to recommending nominees to the Board of Directors. Shareholders may submit recommendations to the Committee by writing to corporatesecretary@americanecology.com. Shareholder recommendations should be
   --------------------------------------
submitted by December 12, 2005 for consideration by the Committee for the 2006 Annual Meeting.

During 2004, General Ross was recommended for nomination to the Board by a Governmental Affairs Consultant retained by the Company for which $5,000 of additional compensation was paid to the Consultant.

During 2004, Richard Riazzi was recommended for nomination to the Board by Mr. Barker.

During  2005,  Mr. Leung was recommended for nomination to the Board by Mr. Heil

During 2005, General Swope was recommended for nomination to the Board by General Ross.

No fees were paid to any party in relation to the nominations of Mr. Riazzi, Mr. Leung or General Swope.

During 2004 the Company did not receive any nominee recommendations from shareholders owning more than 5% of the Company's common stock.

This report is submitted by the Corporate Governance Committee of the Company's Board of Directors:

Jimmy  D.  Ross,  Corporate  Governance  Committee  Chairman
Rotchford  L.  Barker
Edward  F.  Heil

CORPORATE  GOVERNANCE  COMMITTEE  CHARTER

On February 24, 2005, the Board of Directors enacted a written charter for the Corporate Governance Committee which is attached as Exhibit B, and is also available on the Company's website at www.americanecology.com.

CORPORATE  GOVERNANCE  COMMITTEE  INDEPENDENCE

The Board of Directors has determined that Messrs. Barker, Heil and Ross all meet the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers.

                              SECURITY OWNERSHIP OF
                              ---------------------
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                    ----------------------------------------

The following tables set forth, as of March 28, 2005, the beneficial ownership (as defined in the rules of the Securities and Exchange Commission) of the Company's common stock by (a) beneficial owners of more than five percent; and
(b) beneficial ownership of management. Unless otherwise noted, each beneficial owner identified has sole voting and investment power with respect to the shares indicated.

(A) BENEFICIAL OWNERS

       Name and Address          Number of Shares    Percent of
     of Beneficial Owner        Beneficially Owned     Class
     -------------------        ------------------     -----

Edward F. Heil(4). . . . . . . .         3,097,326       17.73%
8052 Fisher Island Drive
Fisher Island, Florida 33109

Rotchford L. Barker(5) . . . . .         3,020,163       17.25%
40 County Road 2AC
Cody, Wyoming  82414


_____________________________

(4) Mr. Heil's beneficial ownership includes 2,441,866 shares of common stock owned individually by Mr. Heil, 629,460 shares beneficially owned by Mr. Heil in his capacity as trustee of a trust, and 26,000 options subject to exercise.

(5) Mr. Barker's beneficial ownership includes 2,919,663 shares of common stock owned individually by Mr. Barker, 33,000 shares beneficially owned by Mr. Barker for his child and 67,500 options subject to exercise.


                                       14

DG Capital Management, Inc.(6) .         1,190,200        6.82%
101 Arch Street, Suite 650
Boston, Massachusetts 02110

(B) DIRECTORS AND EXECUTIVE OFFICERS

Name Of Director              Shares Owned  Right to Acquire    Total    Percent Of Class
-----------------             ------------  ----------------  ---------  -----------------
DIRECTORS
David B. Anderson                      -0-            17,500     17,500              0.10%
Rotchford L. Barker              2,952,663            67,500  3,020,163             17.25
Roy C. Eliff                         6,000            27,500     33,500              0.19
Edward F. Heil                   3,071,326            26,000  3,097,326             17.73
Kenneth C. Leung                     1,000             7,500      8,500              0.05
Richard Riazzi                         -0-             7,500      7,500              0.04
Stephen A. Romano (7)               46,200           277,583    323,783              1.83
Jimmy D. Ross                          609             7,500      8,109              0.05
Stephen M. Schutt                      -0-            17,500     17,500              0.10


Name Of Officer               Shares Owned  Right to Acquire  Total      Percent Of Class
---------------               ------------  ----------------  ---------  -----------------
EXECUTIVE OFFICERS
Stephen A. Romano                   46,200           277,583    323,783              1.83%
James R. Baumgardner (8)            26,373            84,659    111,032              0.63
Michael J. Gilberg (9)              16,000            53,397     69,397              0.40
Steven D. Welling                      -0-               -0-        -0-               .00
John M. Cooper                         -0-               -0-        -0-               .00

All directors and executive      6,120,171           594,138  6,714,309             33.93
officers as a group

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

During 2004 the Company had no relationships or related transactions with its officers, directors or securities holders of more than five percent that would require disclosure under Securities and Exchange Commission Regulation S-K, Item 404.

POTENTIAL  CONFLICTS  OF  INTEREST
-----------------------------------

During 2004 the Board of Directors was not aware of any potential conflict of interest involving members of the Board of Directors or Management

_____________________________

(6)  Pursuant  to  a  Schedule  13-G  filing  on  February  11, 2005, DG Capital
Management, Inc. reported they have the sole right to vote and dispose of 1,190,200 shares of the Company's common stock, but disclaim beneficial ownership of the common stock.

(7) Mr. Romano's beneficial ownership includes 46,200 shares of common stock and 277,583 options currently exercisable. Mr. Romano also holds 92,527 options unexercisable as of March 28, 2005 that are not included in the table.

(8) Mr. Baumgardner's beneficial ownership includes 26,373 shares of common stock and 84,659 options currently exercisable. Mr. Baumgardner also holds 37,011 options unexercisable as of March 28, 2005 that are not included in the table.

(9) Mr. Gilberg's beneficial ownership includes 16,000 shares of common stock and 53,397 options currently exercisable. Mr. Gilberg also holds 23,132 options unexercisable as of March 28, 2005 that are not included in the table.

STOCK  PERFORMANCE(10)
The following graph compares the most recent five-year market-value performance of the Company's common stock to the NASDAQ Composite Index, and a hazardous waste industry 2004 peer group that the Company believes accurately reflects its competitors for fiscal 2004. The graph assumes that the value of the investment in the Company's common stock and each index was $100 at December 31, 1999.


[GRAPHIC OMITED]


_____________________________

(10) Notwithstanding filings by the Company with the SEC that have incorporated or may incorporate by reference other SEC filings (including this proxy statement) in their entirety, this performance graph shall not be incorporated by reference into such filings and shall not be deemed to be filed with the SEC except as specifically provided otherwise or to the extent required by Item 402 of Regulation S-K.

(11) The companies which make up the Company's 2004 peer group are: Clean Harbors, Inc.; Duratek, Inc.; Perma-Fix Environmental Services, Inc; and Waste Management Inc.

                                 PROPOSAL NO. 2
                              SELECTION OF AUDITORS

The Board of Directors has designated Moss Adams LLP as independent auditors for the Company's 2005 fiscal year. Moss Adams has examined the financial statements of the Company since its' 2002 fiscal year. A representative of Moss Adams is expected to be present at the Annual Meeting and available to make a statement and/or respond to questions.

Stockholder ratification of the selection of Moss Adams as the Company's independent accountants is not required by the Company's Articles, Bylaws or otherwise. However, the Board is submitting the selection of Moss Adams to the stockholders for ratification as a matter of good corporate practice, and recommends that the stockholders vote for approval. If the stockholders fail to ratify the selection, the Board, in conjunction with the Audit Committee will reconsider whether or not to retain Moss Adams. Even if the selection is ratified, the Board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is requested to ratify the selection of Moss Adams. Abstentions will be counted toward the tabulation of votes cast on this Proposal No. 2 and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been ratified.

AUDITOR  FEES
-------------

The aggregate fees billed by Moss Adams for professional services were as follows:

                                                                        2004      2003
                                                                        ----      ----
Audit Fees (Includes $92,000 for Section 404 compliance during 2004)  $224,000  $125,000
Audit-Related Fees (Audit of Employee Benefit Plan)                     12,000        --
Tax Fees                                                                    --        --
All Other Fees                                                              --        --
                                                                      --------  --------
Total Fees                                                            $236,000  $125,000

Moss Adams prepares an annual engagement letter that is submitted to the Audit Committee for approval. The engagement letter is a contract between the Company and Moss Adams that specifies the responsibilities of each party. It is signed on behalf of the Company by the Chairman of the Audit Committee and the Chief Financial Officer. One of the responsibilities of the Company is payment to Moss Adams of a fixed amount for the annual audit and each quarterly review, as well as any other services agreed to in the engagement letter.

                                 PROPOSAL NO. 3
       DIRECTORS' PROPOSAL TO APPROVE THE AMERICAN ECOLOGY CORPORATION 2005
                     NON-EMPLOYEE DIRECTOR COMPENSATION PLAN

The American Ecology Corporation 1992 Amended and Restated Outside Director Stock Option Plan provides compensation to non-employee directors in the form of options to purchase shares of Company common stock. The Board of Directors believes that it is in the best interest of the Company and its shareholders to adopt a new plan, approved by our stockholders, that will provide a comprehensive revised compensation program which will attract and retain qualified individuals who are not employed by the Company to serve on the Board of Directors.

Accordingly, effective March 28, 2005, the Board of Directors adopted the American Ecology Corporation 2005 Non-Employee Director Compensation Plan (the
"Plan"), subject to stockholder approval. At the same time, the Board terminated the 1992 Amended and Restated Outside Director Stock Option Plan, except for option grants then outstanding. The new Plan will bring the Company's director compensation in line with prevailing marketplace levels. It will also allow the Company to continue to provide equity compensation to non-employee directors, under a stockholder-approved plan, in order to enable the Company to enhance the equity interest of directors in the Company, and thereby to solidify the directors' common interest with the stockholders in enhancing the value and growth of the Company.

SUMMARY OF THE PLAN

The principal features of the Plan are summarized below. The summary does not contain all information that may be important to you. The complete text of the Plan is set forth at Exhibit A to this Proxy Statement.

     Plan Administration. The Plan will be administered by the Board of Directors or by a committee of the Board, consisting of at least two outside directors, each of whom is a "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The plan administrator has the sole authority to, among other things (a) interpret and administer the Plan, (b) make rules and regulations relating to the administration of the Plan, and (c) make any other determinations that it deems necessary to administer the Plan.

     Eligibility. Only the Company's non-employee directors are eligible to participate in the Plan. As of March 28, 2005, eight non-employee directors were on the Board.

     Annual Retainer. Each non-employee director shall be entitled to receive an annual retainer consisting of (i) $16,000, payable in cash, and (ii) shares of restricted stock having a fair market value as of the date of grant of $25,000. The cash portion of the annual retainer is payable in quarterly installments of $4,000 each.

     Annual Restricted Stock Award. As part of a non-employee director's annual retainer compensation, each non-employee director will receive a non-discretionary award of shares of restricted stock on the business day immediately following the annual meeting of shareholders at which such person is elected or re-elected to the Board of Directors. The number of shares of restricted stock awarded shall be equal to $25,000, divided by the fair market value of the Company's common stock on the date of the award. For purposes of the Plan, the "fair market value" of the Company's common stock is equal to the average closing price of the Company's common stock as reported on the Nasdaq National

Market or, if the common stock is no longer listed on such market, such other principal exchange or market (including the over-the-counter market), during the 10 trading days prior to the award date.

     Meeting Fees. Each non-employee director will receive a fee of $1,000 for each meeting of a standing committee of the Board and a fee of $1,000 for each meeting of the full Board that he or she attends. Each non-employee director will receive a fee of $750 for each telephonic meeting of the Board that he or she attends; provided, that no fee is payable with respect to any telephonic meeting which lasts less than 30 minutes.

     Retainer Fees for Committee and Board Chairs. A non-employee director appointed to chair any standing committee of the Board will be paid an annual retainer of $4,000; and a non-employee director appointed to chair the full Board of Directors will be paid an annual retainer of $20,000. As of the date of this Proxy Statement, standing committees of the Board include the Audit, Compensation and Corporate Governance Committees.

     Vesting of Restricted Stock. Shares of restricted stock issued to a non-employee director will vest on the day prior to the date of the regular annual meeting of stockholders next following the date of the award, provided the director has attended, in person or by telephone, at least 75% of the regularly scheduled Board meetings during the year. If the director does not attend at least 75% of the regularly scheduled Board meetings during the year, the shares of restricted stock are forfeited. Shares are also forfeited in the event a non-employee director ceases to serve on the Board during the year, for any reason other than death or disability. Upon the death or disability of a director, all shares of restricted stock will immediately vest. Shares of restricted stock also will vest in the event of a merger, consolidation or plan of exchange in which the Company is a party and in which the Company is not the survivor, or a sale of all or substantially all of the Company's assets, or a liquidation or dissolution of the Company.

     Shares Subject to the Plan. The Plan authorizes the issuance of up to 200,000 shares of common stock. If any shares that are subject to an award under the Plan are forfeited, those shares will again be available for grant under the Plan. Likewise, any shares that are tendered to the Company in payment of any withholding tax incurred in connection with any award under the Plan will be available for issuance. The shares issued under the Plan may consist, in whole or in part, of authorized but unissued shares or treasury shares.

     Adjustments. In the event of a merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in the corporate structure or capitalization affecting the Company's common stock, the plan administrator will make appropriate adjustments to the number (including the aggregate number of shares authorized under the Plan) and kind of shares to be issued under the Plan.

     Effective Date, Term, Amendment and Termination. The Plan will become effective as of the date of its adoption by the stockholders, and will remain in effect until the earlier of (a) the date that no additional shares of restricted stock are available for issuance, (b) the date the plan is terminated by the Board of Directors in accordance with its terms, or (c) May 25, 2015. Termination will not affect awards then outstanding under the Plan. The Board of Directors may terminate or amend the Plan at any time without shareholder approval, unless such approval is necessary to comply with the Securities
Exchange Act of 1934, the Internal Revenue Code, Nasdaq rules, or other applicable law. In any event, stockholder approval will be required to, among other things, (i) increase the maximum number of shares of restricted stock issuable under the Plan, or (ii) change the participants eligible to participate in the Plan.

     Other Provisions. The plan administrator may establish procedures providing for the delivery of shares of Company common stock in satisfaction of withholding tax obligations. During the period that shares of restricted stock are subject to forfeiture, a non-employee director will be entitled to receive dividends or dividend equivalents with respect to the number of shares of common stock covered by the award.

     Federal Income Tax Consequences. We believe that under present law, the following are the U.S. federal income tax consequences generally arising with respect to awards of restricted stock under the Plan. Generally, the recipient of a non-vested award of restricted stock, who has not made an election otherwise under the Internal Revenue Code, will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. In the year that the recipient of a restricted stock award recognizes ordinary taxable income in respect of such award, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.

VOTE REQUIRED AND RECOMMENDATION OF BOARD OF DIRECTORS

The affirmative vote of the majority of the shares of common stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be required for approval of the Plan. Abstentions will be treated as being present and entitled to vote on the matter and, therefore, will have the effect of votes against the proposal. A broker "non-vote" is treated as not being entitled to vote on the matter and, therefore, is not counted for purposes of determining whether the proposal has been approved.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMERICAN ECOLOGY CORPORATION 2005 NON-EMPLOYEE DIRECTOR COMPENSATION PLAN.

                        STOCKHOLDER PROPOSALS AT THE NEXT
                        ---------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                         ------------------------------

The Company must have received stockholder proposals submitted for inclusion in the Company's proxy materials and for consideration at the annual meeting of stockholders in 2006 no later than December 12, 2005. Stockholder proposals should be submitted to James R. Baumgardner, Secretary of American Ecology Corporation, 300 E. Mallard, Suite 300, Boise, Idaho 83706. Any such proposal should comply with the Securities and Exchange Commission rules governing stockholder proposals submitted for inclusion in proxy materials.

Other shareholder communications to the Board of Directors may be sent at any time to corporatesecretary@americanecology.com. The Company intends to summarize
        --------------------------------------
shareholder communications for presentation to the Board of Directors at its next meeting, however, this is subject to change based upon the volume of communications.

OTHER  MATTERS
--------------

The Management and Board of Directors of the Company know of no other matters that may come before the Meeting. However, if any matters other than those referred to above should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote all proxies in accordance with their best judgment.

A copy of the Company's Annual report on Form 10-K for the fiscal year ended December 31, 2004, as filed with the SEC, excluding exhibits, may be obtained by stockholders without charge by written request addressed to Investor Relations, 300 E. Mallard, Suite 300, Boise, Idaho 83706 or may be accessed on the Internet at: http://www.americanecology.com.
     -------------------------------

                                    EXHIBIT A
                                    ---------
                          AMERICAN ECOLOGY CORPORATION

                  2005 NON-EMPLOYEE DIRECTOR COMPENSATION PLAN


1. PURPOSE. The purpose of this 2005 Non-Employee Director Compensation Plan (this "PLAN") is to provide a comprehensive revised compensation program which will attract and retain qualified individuals who are not employed by American Ecology Corporation, a Delaware corporation (the "COMPANY"), to serve on the Company's Board of Directors. In particular, the Plan aligns the interests of such directors with those of the Company's shareholders by providing that a significant portion of such compensation is directly linked to the value of the Company's Common Stock. With the adoption of this Plan, the Company is terminating its Amended and Restated 1992 Outside Director Stock Option Plan.

2. DEFINITIONS. Unless otherwise defined in this Plan, as used herein, the following definitions shall apply:

     2.1 "AWARD DATE" means the first business day after the date of the Annual Meeting of Shareholders at which Non-Employee Directors shall be granted shares of Restricted Stock, as provided in Section 5.2
                                                                    ------------
          below.

     2.2 "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

          2.3  "CODE" means the Internal Revenue Code of 1986, as amended.

     2.4 "COMMON STOCK" means the common stock of the Company, $0.01 par value per share.

          2.5  "DIRECTOR" means a member of the Board.

          2.6 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     2.7 "FAIR MARKET VALUE" means the average closing price of the Company's Common Stock as reported on the Nasdaq National Market or, if the Common Stock is no longer listed thereon, such other principal exchange or market (including the over-the-counter market), during the ten (10) trading days prior to the Award Date.

     2.8 "NON-EMPLOYEE DIRECTOR" means a director who is not an employee of the Company or any Parent or Subsidiary thereof. The payment of a director's fee by the Company shall not be sufficient in and of itself to constitute employment by the Company.

     2.9 "PARENT" means a parent corporation, whether now or hereafter existing, as defined in Section 425(e) of the Code.

     2.10 "PLAN" means this 2005 Non-Employee Director Compensation Plan, as it may be amended and/or restated from time to time.

     2.11 "PLAN ADMINISTRATOR" means the administrator of this Plan as described in Section 4.1.
                       ------------

     2.12 "RESTRICTED STOCK" means shares of Common Stock granted under this Plan, which are subject to restrictions on transfer and potential forfeiture during the applicable restricted period.

     2.13 "STANDING COMMITTEE OF THE BOARD" means the Audit Committee, the Compensation Committee and the Corporate Governance Committee of the Board, and any other committee as shall be designated by the Board as a standing committee of the Board of Directors from time to time.

     2.14 SUBSIDIARY" means a subsidiary corporation, whether now or hereafter existing, as defined in Section 425(f) of the Code.

3.   SHARES  SUBJECT  TO  THE  PLAN.  Subject  to  Section  8  of this Plan, the
                                                   ----------
     total number of shares of Restricted Stock that may be awarded under this Plan shall not exceed two hundred thousand (200,000) shares. If any shares of Restricted Stock awarded under this Plan are forfeited pursuant to
     Section  7.1  or  Section  7.2,  such  shares  shall again be available for
     ------------      ------------
     purposes of this Plan.

4.   ADMINISTRATION  OF  THE  PLAN.

     4.1 ADMINISTRATION. The Board of Directors of the Company or any committee (the "COMMITTEE") of the Board that will satisfy Rule 16b-3 of the Exchange Act, and any regulations promulgated thereunder, as from time to time in effect, including any successor rule ("RULE 16B-3"), shall supervise and administer this Plan (hereinafter referred to as the "PLAN ADMINISTRATOR"). If appointed by the Board, the Committee shall consist solely of two or more Non-Employee Directors; provided, however, that only the full Board of Directors may suspend, amend or terminate this Plan as provided in Section 10.
                                                                     ----------
          No Director shall vote on any action with respect to any matter relating to an award held by such Director.

     4.2  POWERS  OF  THE  PLAN  ADMINISTRATOR.  Subject  to  the  specific provisions of the Plan, the Plan Administrator shall have the authority, in its discretion: (i) to determine, on review of relevant information and, in accordance with Section 2.7 of the Plan, the Fair
                                               -----------
          Market Value of the Company's Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend, and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the award of shares of Restricted Stock previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable to administer the Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of the Plan, any shares of Restricted Stock awarded hereunder, or of any rule or regulation promulgated in connection herewith, and all actions taken by the Plan Administrator, shall be conclusive and binding on all interested parties.

5.   ANNUAL RETAINER AND MEETING FEES.

     5.1 ANNUAL RETAINER. Each Non-Employee Director shall be entitled to receive an annual retainer ("ANNUAL RETAINER") consisting of (a) $16,000 and (b) shares of Restricted Stock having a Fair Market Value as of the date of grant of $25,000. The cash portion of the Annual Retainer shall be payable by Company check in quarterly installments of $4,000 each.

     5.2  ANNUAL  RESTRICTED  STOCK  AWARD.  As  part  of  the  Annual  Retainer compensation, each Non-Employee Director will receive an award of shares of Restricted Stock on the Award Date immediately following each Annual Meeting of Shareholders. All grants of Restricted Stock shall be subject to the terms and conditions set forth in Section 6
                                                                       ---------
          below.

     5.3 MEETING FEES. Each Non-Employee Director shall receive a fee of $1,000 for each meeting of a Standing Committee of the Board that he or she attends and a fee of $1,000 for each meeting of the full Board that he or she attends. Each Non-Employee Director shall receive a fee of $750 for each telephonic meeting of the Board that he or she attends; provided, however, that no fee shall be payable with respect to any telephonic meeting which lasts less than 30 minutes. All meeting fees earned during a quarter by a Non-Employee Director shall be payable by Company check within 30 days of the end of each such quarter.

     5.4 RETAINER FEE FOR COMMITTEE CHAIRS. A Non-Employee Director appointed to chair any Standing Committee of the Board shall be paid an annual retainer of $4,000, such payment to be made by Company check within 30 days following the effective date of appointment.

     5.5 RETAINER FEE FOR BOARD CHAIR. A Non-Employee Director appointed to chair the Board of Directors shall be paid an annual retainer of $20,000, such payment to be made by Company check within 30 days following the effective date of appointment.

6.   AWARDS  OF  RESTRICTED  STOCK.

     6.1 ELIGIBILITY. Shares of Restricted Stock may be awarded pursuant to this Plan as part of the Annual Retainer only to Non-Employee Directors. All awards hereunder shall be made automatically in accordance with the terms set forth in this Section 6. No person shall
                                                      ---------
          have any discretion to select which Non-Employee Directors shall be awarded shares of Restricted Stock or to determine the number of shares of Restricted Stock to be awarded. Employee Directors who cease to be employees of the Company or any Parent or Subsidiary of the Company but who continue as Directors shall become eligible for Restricted Stock awards pursuant to this Plan, as if they were newly elected Directors, as of the date they cease to be employees.

     6.2 SHAREHOLDER APPROVAL OF PLAN. No awards of Restricted Stock may be made under this Plan unless and until shareholder approval of the Plan has been obtained in accordance with Section 12 hereof.
                                                    ----------

     6.3 ANNUAL RESTRICTED STOCK AWARD. Each Non-Employee Director shall be awarded shares of Restricted Stock (the "ANNUAL RESTRICTED STOCK AWARD"), in an amount determined in accordance with the formula set forth below, on an annual basis, each time he or she is elected to the Board (or, if Directors are elected to serve terms longer than one year, as of the date of each Annual Meeting of Shareholders during that term). The number of shares of Restricted Stock awarded shall be equivalent to the result of $25,000, divided by the Fair Market Value of a share of the Company's Common Stock on the Award Date, rounded to the nearest 100 shares. Notwithstanding the foregoing, the Annual Restricted Stock Award made to any Non-Employee Director elected or appointed to the Board at any time other than at the Annual Meeting of Shareholders shall be made on the date of such election or appointment, and shall be equivalent to the product of such result (before rounding) multiplied by a fraction whose numerator is the number of days between the date of election or appointment to the Board and the next Annual Meeting of Shareholders, and whose denominator is 365, which product shall be rounded to the nearest 100 shares.

     6.4 LIMITATIONS. If any Annual Restricted Stock Award granted under this Plan would cause the number of shares of Restricted Stock issued pursuant to this Plan to exceed the maximum aggregate number permitted hereunder, as provided in Section 3 above, then each such automatic award shall be for that number of shares of Restricted Stock determined by dividing the total number of shares remaining available for issuance under this Plan by the number of Non-Employee Directors eligible for grant of an Annual Restricted Stock Award on the Award Date. Thereafter, no further awards of Restricted Stock shall be made until such time, if any, as additional shares of Restricted Stock become available under this Plan through action of the shareholders to increase the number of shares of Restricted Stock that may be issued under this Plan or through forfeiture of shares previously awarded hereunder.

7.   VESTING  AND  FORFEITURE.

     7.1 VESTING. Shares of Restricted Stock awarded pursuant to an Annual Restricted Stock Award shall vest in full on the day prior to the date of the regular Annual Meeting of Shareholders next following such Annual Restricted Stock Award (the "VESTING DATE"), if the Non-Employee Director has attended at least 75% of the regularly scheduled meetings of the Board, in person or by telephone, during that period. If a Non-Employee Director does not attend at least 75% of the regularly scheduled meetings of the Board between the Award Date and Vesting Date, the shares of Restricted Stock awarded pursuant to that Annual Restricted Stock Award shall be forfeited without having vested.

     7.2 TERMINATION OF STATUS AS A DIRECTOR. If a Director ceases to be a Non-Employee Director for any reason other than death or disability before his or her last Annual Restricted Stock Award vests, the shares of Restricted Stock awarded pursuant to that last Annual Restricted Stock Award shall be forfeited.

     7.3  DISABILITY  OF  DIRECTOR.  Notwithstanding  Section  7.1  or  Section
                                                      ------------      -------
          7.2 above, if a Non-Employee Director is unable to continue his or her
          ---
          service as a Director as a result of his or her permanent and total disability (as defined in Section 22(e)(3) of the Code), unvested shares of Restricted Stock awarded pursuant to an Annual Restricted Stock Award to such Non-Employee Director shall become immediately vested.

     7.4 DEATH OF DIRECTOR. In the event of the death of a Non-Employee Director, unvested shares of Restricted Stock awarded to such Non-Employee Director shall become vested as of the date of death. Non-Employee Directors may designate a beneficiary to whom shares of Restricted Stock under this Plan may be delivered on his or her death, subject to such forms, requirements and procedures as the Plan Administrator may establish.

     7.5 EFFECT OF MERGER, SALE OF ASSETS, LIQUIDATION OR DISSOLUTION. In the event of a merger, consolidation or plan of exchange to which the Company is a party and in which the Company is not the survivor, or a sale of all or substantially all of the Company's assets, or a liquidation or dissolution of the Company, any unvested shares of Restricted Stock shall vest automatically upon the closing of such transaction or event.

     7.6 CERTIFICATES. As soon as practicable after each Award Date, the Company shall instruct its stock transfer agent to issue and deliver to the Plan Administrator one or more certificates in the name of each recipient of an Annual Restricted Stock Award representing the shares of Restricted Stock awarded pursuant thereto on that Award Date. Each recipient of an Annual Restricted Stock Award shall deposit with the Plan Administrator or its designee blank stock powers, duly executed and otherwise in form satisfactory to the Plan Administrator, for such Non-Employee Director's certificate(s). Alternatively, the Plan Administrator may hold all shares of Restricted Stock by means of book-entry registration. The Plan Administrator shall hold any certificates representing unvested shares of Restricted Stock and the stock powers related thereto until the shares of Restricted Stock have been vested in accordance with this Section 7. Any certificates
                                                    ----------
          representing Annual Restricted Stock Awards that fail to vest shall be returned to the Company's stock transfer agent for cancellation, and the affected recipient of the award shall execute any documents reasonably necessary to facilitate the cancellation. Any certificates representing vested shares of Restricted Stock shall be delivered to the relevant Non-Employee Director as soon as practicable after the shares vest. Any certificates representing shares of Restricted Stock held by the Plan Administrator for a Non-Employee Director who has died shall be delivered as soon as practicable to the decedent's beneficiary previously designated to the Plan Administrator in writing by such Non-Employee Director, or if no such designation exists, to his or her estate.

7.7  STATUS BEFORE VESTING.

          (a) Each recipient of an Annual Restricted Stock Award shall be a shareholder of record with respect to all shares of Restricted Stock awarded, whether or not vested, and shall be entitled to all of the rights of such a holder, except that the share certificates for Annual Restricted Stock Awards shall be held by the Plan Administrator until delivered in accordance with Section
                                                                         -------
               7.6.
               ----

          (b) Any dividend checks or communications to shareholders received by the Plan Administrator with respect to a certificate held by the Plan Administrator shall promptly be transmitted to the Non-Employee Director whose name is on the certificate.

          (c) No Non-Employee Director may transfer any interest in unvested shares of Restricted Stock to any person other than the Company.

8. EFFECT OF MERGER, CONSOLIDATION, REORGANIZATION, ETC. In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure or capitalization affecting the Company's present Common Stock, at the time of such event the Board or the Plan Administrator shall make appropriate adjustments to the number (including the aggregate number specified in
     Section 3) and kind of shares to be issued under this Plan.
     ---------

9.   SECURITIES  REGULATIONS.

     9.1 COMPLIANCE WITH APPLICABLE LAW. Shares of Restricted Stock shall not be issued under this Plan unless the issuance and delivery of such shares pursuant hereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable laws of foreign countries and other jurisdictions and the requirements of any quotation service or stock exchange on which the Company's Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares of Restricted Stock hereunder. The inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares of Restricted Stock hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares of Restricted Stock hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares as to which such requisite authority shall not have been obtained.

     9.2 INVESTMENT REPRESENTATIONS. In connection with the issuance of shares of Restricted Stock under the Plan, the Company may require recipients to represent and warrant at the time of issuance that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. The Company may place a stop-transfer order against any shares of Restricted Stock on the official stock books and records of the Company, and a legend may be stamped on stock certificates to the effect that the shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation. The Company also may require such other action or agreement by award recipients as may from time to time be necessary to comply with federal and state securities laws. NO PROVISION OF THIS PLAN SHALL OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF SHARES OF RESTRICTED STOCK ISSUED PURSUANT TO THIS PLAN.

10.  AMENDMENT AND TERMINATION.

     10.1 PLAN. Subject to applicable limitations set forth in Nasdaq rules, the Code or Rule 16b-3, the Board may at any time suspend, amend or terminate this Plan; provided, however, that the approval of the Company's shareholders is necessary within twelve (12) months before or after the adoption by the Board of Directors of any amendment that will:

          (a) increase the number of shares of Restricted Stock that are to be reserved for issuance under the Plan;

          (b) permit awards to a class of persons other than those now permitted to receive awards under the Plan; or

          (c)  require  shareholder  approval  under  applicable  law, including
               Section 16(b) of the Exchange Act.

     10.2 LIMITATIONS. Notwithstanding the foregoing, the provisions set forth in Section 2, Section 5 and Section 6 of this Plan (and any
                     ----------   ----------     ---------
          additional Sections of the Plan that affect terms required to be specified in the Plan by Rule 16b-3) shall not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

     10.3 AUTOMATIC TERMINATION. Unless sooner terminated by the Board, this Plan shall terminate ten (10) years from the date on which this Plan is first adopted by the Board. No award may be made after such termination or during any suspension of the Plan. The amendment or termination of the Plan shall not, without the consent of any Non-Employee Director who then has unvested shares of Restricted Stock, alter or impair any rights or obligations with respect to such shares theretofore granted under this Plan.

11.  MISCELLANEOUS.

     11.1 STATUS AS A DIRECTOR. Nothing in this Plan or in any award granted pursuant to this Plan shall confer on any person any right to continue as a Director of the Company or to interfere in any way with the right of the Company to terminate his or her relationship with the Company at any time. In addition, nothing in this Plan shall create an obligation on the part of the Board to nominate any Non-Employee Director for re-election by the shareholders.

     11.2 RESERVATION OF SHARES. The Company shall, during the term of the Plan, reserve and keep available such number of shares of Restricted Stock as shall be sufficient to satisfy the requirements of this Plan. Shares subject to awards under this Plan may either be authorized but unissued shares or previously issued shares that have been reacquired by the Company.

     11.3 PLAN EXPENSES. Any expenses of administering this Plan shall be borne by the Company.

     11.4 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Board of Directors, the members of the Plan Administrator shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act in connection with the adoption, administration, amendment or termination of this Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company), or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided, that upon the institution of any such action, suit or proceeding, a member of the Plan Administrator shall, in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Plan Administrator member undertakes to handle and defend it on such member's own behalf.

     11.5 WITHHOLDING TAXES. The Company may, at its discretion, require a Non-Employee Director to pay to the Company at the time of an Annual Restricted Stock Award under the Plan, the amount that the Company deems necessary to satisfy its obligation to withhold Federal, state or local income, FICA or other taxes incurred by the reason of such issuance. Upon or prior to the receipt of shares of Restricted Stock requiring tax withholding, a Non-Employee Director may make a written election to have shares of Restricted Stock withheld by the Company from the shares otherwise to be received. The number of shares so withheld shall have an aggregate Fair Market Value on the date of issuance sufficient to satisfy the applicable withholding taxes. The acceptance of any such election by a Non-Employee Director shall be at the sole discretion of the Plan Administrator.

     11.6 GOVERNING LAW. This Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware and construed accordingly.

     11.7 NO ASSIGNMENT. The rights and benefits under this Plan may not be assigned except for the designation of a beneficiary as provided in
          Section 7.4.
          -----------

     11.8 AWARD AGREEMENTS. The Plan Administrator is authorized to establish forms of agreement between the Company and each Non-Employee Director to evidence awards under this Plan, and to require execution of such agreements as a condition to receipt of an award.

     12.  EFFECTIVE  DATE  AND  TERM  OF  THE  PLAN.  This  Plan  shall  become effective  on  the  date  on  which  it  is  approved by the Company's shareholders (the "EFFECTIVE DATE"). No award may be granted under this Plan to any Director of the Company until the Plan is approved by the shareholders, and any award of Restricted Stock made before such approval shall be conditioned on and is subject to such approval. This Plan shall remain in effect until the earlier of: (i) the date that no additional shares of Restricted Stock are available for issuance under the Plan; (ii) the date that the Plan has been terminated in accordance with Section 10; or (iii) the close of business on May 25,
                           ----------
          2015. Upon the Plan becoming effective, this Plan shall supersede and replace the American Ecology Corporation Amended and Restated 1992 Outside Director Stock Option Plan (the "1992 STOCK OPTION PLAN"), and no further stock option awards shall be made under the 1992 Stock Option Plan. Upon the termination or expiration of this Plan as provided in this Section 12, no awards of Restricted Stock shall be
                              ----------
          granted pursuant to the Plan, but any award theretofore granted may extend beyond such termination or expiration.

     13. COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT. It is the Company's intent that this Plan comply in all respects with Rule 16b-3. If any provision of this Plan is found not to be in compliance with such rule and regulations, the provisions shall be deemed null and void, and the remaining provisions of this Plan shall continue in full force and effect. All transactions under this

          Plan  shall  be  executed  in  accordance  with  the  requirements  of
          Section 16 of the Exchange Act and regulations promulgated thereunder. The Board may, in its sole discretion, modify the terms and conditions of this Plan in response to and consistent with any changes in applicable law, rule or regulation.


                               *        *        *

Adopted by the Board of Directors as of March 28, 2005, to be effective upon shareholder approval.

                                    EXHIBIT B
                                    ---------
                          AMERICAN ECOLOGY CORPORATION

                     CORPORATE GOVERNANCE COMMITTEE CHARTER

This Corporate Governance Committee Charter (the "CHARTER") was adopted by the Board of Directors (the "BOARD") of American Ecology Corporation (the "COMPANY") by unanimous written consent as of February 24, 2004. As of the effective date of this Charter, the Board has redesignated the former Nominating Committee of the Board as the Corporate Governance Committee (the "COMMITTEE"), with the authority, responsibility and specific duties as described herein. This Charter and the composition of this Committee are intended to Comply with the listing requirements of the Nasdaq stock exchange and all applicable Federal Securities laws and regulations, including, but not limited to the requirements of the Sarbanes-Oxley Act of 2002.

I.   PURPOSE

     The purpose of the Committee is to assist the Board in fulfilling its responsibilities regarding:

     - the identification of qualified candidates to become Board members;

     - the selection of nominees to stand for election as directors by stockholders;

     -    the selection of candidates to fill any vacancies on the Board;

     - the development, recommendation and oversight of corporate governance guidelines and principles applicable to the Company (the "CORPORATE GOVERNANCE GUIDELINES"); and

     - the oversight of the annual evaluation of the effectiveness of the Board and executive management.

     In addition to the powers and responsibilities expressly delegated to the Committee in this charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's certificate of incorporation and bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion.

II.  ORGANIZATION

     A. The Committee shall be comprised of at least three (3) directors of the Board recommended by the Chairman of Board and approved by the full Board, each of whom shall qualify as independent directors under rules of the Nasdaq stock exchange, and shall meet the applicable requirements of the Sarbanes-Oxley Act of 2002. Accordingly, all of the Committee members shall be independent directors, and free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Committee. The Board shall affirmatively conclude that the members of the Committee are independent as required.

     B. The Committee Chairman and each member of the Committee shall be recommended by the Chairman of the Board and approved by the full Board. Committee members may be removed from the Committee, with or without cause, by the full Board.

     C. The Committee may form and delegate authority to subcommittees when appropriate.

III.  MEETINGS AND PROCEDURES

A. The Chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. In addition, the Committee shall meet at the request of the Board. The Chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting. The members of the Committee may meet in person or by telephone conference call.

B. A majority of the members of the Committee shall constitute a quorum of the Committee. The vote of a majority of the members of the full Committee shall be the act of the Committee. The Committee may also act by unanimous written consent in lieu of meeting. Except as expressly provided in the certificate of incorporation or bylaws of the Company or as required by law and regulations or Nasdaq listing standards, the Committee shall fix its own rules of procedure.

C. All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so, and in any event shall not be entitled to vote. Committee may exclude from its meetings or executive session any member of management or director that is not a member of the Committee.

D. The Committee may retain any independent counsel, experts or advisors that the Committee believes to be necessary, desirable or appropriate. The
Committee may also use the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such persons employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

     E. The Committee shall report its findings to the full Board and shall keep written minutes of each meeting, which shall be recorded and filed with the books and records of the Company. Executive session shall be considered confidential and exempt from record keeping.

     F. The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.  RESPONSIBILITIES  AND  DUTIES

The Board of Directors has authorized and directed the Committee to assume each of the following responsibilities, and any other responsibilities the Board specifically delegates to the Committee, in each case subject to the limitations on the Board or any committee thereof contained in the Company's certificate of incorporation or bylaws, or the Delaware General Business Corporation Law, as each is in effect from time to time:

A.   NOMINATING

     The Committee shall have the following responsibilities with respect to its Nominating duties:

     1. Retain and terminate any outside consultant to provide professional expertise in carrying out its duties and responsibilities. The Committee shall have sole authority to select such consultant and approve its fees and other retention terms.

     2. Review the composition and size of the Board in order to ensure that the Board is comprised of members reflecting the proper expertise, skills, attributes and personal and professional backgrounds for service as a director of the Company.

     3. Actively seek individuals whose skills and attributes reflect those desired and evaluate and propose nominees for election to the Board.

     4. Annually present to the full Board a list of individuals recommended for election to the Board at the annual meeting of stockholders.

     5. Recommend to the full Board for selection appointments to fill Board vacancies.

     6. Extend any offers to a new director candidate to serve on the Board.

B.   CORPORATE GOVERNANCE
-------------------------

     The Committee shall have the following responsibilities with respect to its Corporate Governance duties:

     1. Develop and periodically review and recommend to the Board appropriate revisions to the Company's Corporate Governance Guidelines.

     2. Monitor compliance with the Corporate Governance Guidelines and the Company's Corporate Compliance program.

     3. Regularly review and make recommendations about changes to the Charter of the Committee.

     4. Regularly review and make recommendations about changes to the charters of other Board committees after consultation with the respective committee Chairpersons.

     5. Evaluate and recommend to the Board the resignation of individual directors for appropriate reasons, as determined by the Committee in its discretion.

     6. Review any questions regarding the independence of the Board members in accordance with the director independence standards contained in the Corporate Governance Guidelines, the Nasdaq listing standards and other applicable rules and regulations.

     7. Develop and recommend to the Board a self-evaluation process for the Board and its committees and oversee such evaluation process.

     8. Review potential or actual conflicts of interest between Board members and between the Company and other companies on which a Board member of the Company may serve.

     9. Provide guidance on the indemnification of officers and directors.

     10. Provide guidance on business conduct, ethics, insider trading and other business code of conduct matters.

     11. Provide guidance to the Board on creating and maintaining an ethical business environment, an evaluation of the CEO, and executive succession planning.

                              V.     CERTIFICATION
                              --------------------

This Charter of the Committee was duly approved and adopted by the Board of Directors of the Company on March 28, 2005.


Attested  and  Signed:
                      ---------------------------------------------
                      James  R.  Baumgardner,  Corporate  Secretary


Dated:
      ----------------

                        ANNUAL MEETING OF STOCKHOLDERS OF

                          AMERICAN ECOLOGY CORPORATION

                                  MAY 25, 2005



                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

     Please detach along perforated line and mail in the envelope provided.


--------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Election of Directors:
                                               NOMINEES:
[_] FOR ALL NOMINEES                           O Rotchford L. Barker
                                               O Roy C. Eliff
[_] WITHHOLD AUTHORITY FOR ALL NOMINEES        O Edward F. Heil
                                               O Kenneth C. Leung
[_] FOR ALL EXCEPT                             O Stephen A. Romano
    (See instructions below)                   O Jimmy D. Ross
                                               O Richard T. Swope
                                               O Richard Riazzi



INSTRUCTION: To  withhold  authority  to  vote  for  any  individual nominee(s), mark "FOR ALL EXCEPT"and fill in the circle next to each nominee you wish to withhold, as shown here: 0
--------------------------------------------------------------------------------


                                                            FOR AGAINST ABSTAIN

2.   To  ratify  the  selection  of  Moss Adams LLP as the    [_] [_] [_]
     Company's independent auditors for 2005.

3.   To approve the new 2005 Non-Employee Director            [_] [_] [_]
     Compensation Plan.

The undersigned acknowledge(s) receipt of the Notice of Annual Meeting and Proxy Statement and Annual Report, both dated March 28, 2005.








--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [_]
--------------------------------------------------------------------------------


Signature of Stockholder__________________ Date:________

Signature of Stockholder__________________ Date:________


NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                          AMERICAN ECOLOGY CORPORATION

    ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2005 THIS PROXY IS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Stephen A. Romano, James R. Baumgardner and Michael J. Gilberg as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of American Ecology Corporation held of record by the undersigned on March 28, 2005, at the Annual Meeting of Stockholders to be held at the Boise Centre On The Grove located at 850 W. Front Street, Boise, Idaho 83702, or any adjournment or postponement thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)